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                                                                   Exhibit 10.40

                 PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.

     Third Amendment to the Third Amended and Restated Agreement of Limited
          Partnership of Prentiss Properties Acquisition Partners, L.P.

                                    RECITALS

          Pursuant to the Third Amended and Restated Agreement of Limited Partnership (the "Agreement") of the Partnership, Prentiss Properties I, Inc. as
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the sole general partner of the Partnership (the "General Partner"), desires to
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amend the Agreement to modify the date upon which the Units may be exchanged.

          NOW, THEREFORE, the General Partner hereby adopts the following amendment to the Agreement:

               Notwithstanding anything to the contrary in Section 4.02 (d)
     (viii) or elsewhere in the Agreement, none of the 8.30% Series B Preferred Units held by Belrose Realty Corporation, Belport Realty Corporation and Belmar Realty Corporation may be exchanged for Series B Preferred Shares prior to January 1, 2011.

                            [Signature Page Follows]

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          IN WITNESS WHEREOF, the General Partner and the Assignee have executed this First Amendment as of March 19, 2002.

                               GENERAL PARTNER

                               PRENTISS PROPERTIES I, INC.


                               By:   Thomas F. August
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                                    Name:  Thomas F. August
                                    Title: President and Chief Executive Officer


                               BELPORT REALTY CORPORATION


                               By:   /s/ William R. Cross
                                   ---------------------------------------------
                                    Name:  William R. Cross
                                    Title: Vice President


                               BELMAR REALTY CORPORATION


                               By:   /s/ William R. Cross
                                   ---------------------------------------------
                                    Name:  William R. Cross
                                    Title: Vice President


                               BELROSE REALTY CORPORATION


                               By:   /s/ William R. Cross
                                   ---------------------------------------------
                                    Name:  William R. Cross
                                    Title: Vice President